United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 1, 2013

Date of Report

OAK RIDGE MICRO-ENERGY, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On February 1, 2013, we (sometimes call “OKME”) entered into a one year Consulting Agreement with Lithium Battery Engineering, LLC (“LBE”), extendable at our option on 30 day’s notice prior to the expiration of the initial one year term, whereby we retained LBE and Dr. Andrew J. Manning, to join the development and start-up of manufacturing of our advanced high energy battery cells.  The Consulting Agreement provides for compensation of $3,500 every two weeks, based upon one standard five day work week consisting of 10 hours per day, with reimbursement for travel, lodging, meals and related business expenses for services rendered on our premises or locations other than those of LBE.  The Consulting Agreement contains customary representations and warranties of the parties, and includes a Non-Solicitation, Confidentiality, and Intellectual Property Agreement as Schedule A.  The foregoing is a brief summary of the Consulting Agreement and is modified in its entirety by reference to the actual Consulting Agreement and Schedule, which are attached hereto and incorporated herein by reference as Exhibit 10.1 to this Current Report.  See Item 9.01.

Dr. Manning is the President and CTO of LBE, which is engaged in consulting, testing and research in lithium cell technology, super capacitors and operational energy, as well as battery design and prototyping.  Dr. Manning brings 18 years of experience in lithium metal, lithium ion and lithium polymer cell development, design and manufacturing.  As former President, COO and CTO of Lithium Technology Corporation (“LTC”) and Managing Director of LTC’s wholly-owned subsidiary, GAIA Akkumulatorrenwerke, GmbH, in Germany, he lead the successful development of special ruggedized cells for the Atlas V launch vehicle program and the development of special pressure tolerant cells that powered the Phoenix x-Bot that took the pictures of the inside of the Titanic.  As the former Director of Engineering for ElectroEnergy, Inc, Dr. Manning successfully guided the start-up of the Gainesville, Florida, lithium ion plant to the first commercially successful 18650 (size) battery production.

Also, on February 1, 2013, we entered into an Engineering Services Agreement with Mesdi Systems Incorporated (“Mesdi”), to develop a low-cost and scalable thin-film deposition process for solid state electrolytes for lithium ion batteries using the Multiplexed Electrospray Technology instead of vacuum sputter deposition that is traditionally used.  “Electrospray” refers to a technique used to produce ionized electrically conductive non-scaled particles such as liquids droplets and solvates ions using high electrostatic fields.  The Engineering Services Agreement provides for total compensation of $92,500, divided into $39,000 for engineering services at approximately $6,000 per month; $5,000 for subcontracting services; $45,000 for equipment; and $3,500 for supplies.  All information and samples developed by Mesdi shall be owned by OKME while Mesdi can utilize Work Product (as defined in the Engineering Services Agreement) developed, like materials, software, tools, data, inventions, works of authorship and other innovations of any kind for use by itself or other licensees or clients of Mesdi, other than for OKME’s Field of Use.  Mesdi may file patents on all intellectual property for use in its preferred jurisdictions, and OKME is required to notify Mesdi of any improvements of which we become aware within 60 days; and Mesdi may advise OKME of improvements that Mesdi prefers that we file for patent protection at our cost and expense.  All intellectual property jointly developed will be owned by Mesdi, but licensed to OKME at no cost and freely used by Mesdi in all other Fields of Use.  Mesdi also grants us a perpetual, non-transferable, exclusive, worldwide license to use any materials, multiplexed electrospray deposition technology and Work Product developed by Mesdi or Mesdi and OKME under the Engineering Services Agreement in the field of “Energy Storage Devices,” defined therein as our “Field of Use.” The Consulting Agreement contains customary representations and warranties of the parties, and includes a Confidentiality and Non-Disclosure Agreement as Schedule A, along with a description of the services to be provided in Schedule B.  The foregoing is a brief summary of the Engineering Services Agreement and is modified in its entirety by reference to the actual Engineering Services Agreement and Schedules, which are attached hereto and incorporated herein by reference as Exhibit 10.2 to this Current Report.  See Item 9.01.

The manufacturing of solid state lithium-ion batteries at commercially viable quantities, quality and price is in part reliant upon the ability to develop an alternative to the sputtering technique for deposition of cathode, anode and electrolyte layers.  “Sputtering deposition” is a physical vapor deposition method of depositing thin-films.  Mesdi is a private company located in Orlando, Florida that specializes in multiplexed electrospray equipment used for advanced manufacturing of specialty chemical thin-films and powders.  “Electrospray” refers to a technique to produce ionized species from electrically conductive liquids using high electrostatic fields.  OKME believes that Mesdi’s technology can be successfully used to replace sputtering in the manufacture of solid state lithium ion-batteries.  OKME has entered into the Engineering Services Agreement with Mesdi to implement the advanced multiplexed electrospray technology in a low-cost and scalable thin-film deposition process for solid state lithium-

ion battery electrolytes at its commercial facility in Melbourne, Florida.  This Engineering Services Agreement gives OKME global exclusivity to the Mesdi technology for application to all Energy Storage Devices.  In 2012 Mesdi was awarded a Department of Energy (“DOE”) grant through the National Clean Energy Business Plan Competition for a business plan that outlined the commercialization of the multiplexed electrospray technology for advanced manufacturing of lithium-ion batteries.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

(b)

Proforma financial information.

(c)

Exhibits.

Exhibit No.

Exhibit Description

10.1

Consulting Agreement with Lithium Battery Engineering, LLC

Schedule A: Non-Solicitation, Confidentiality, and Intellectual Property Agreement

Exhibit A: Inventions Possessed by Consultant Prior to this Agreement

Exhibit B: Knowledge Possessed by Consultant Prior to this Agreement

Exhibit C: Relationships Existing Before this Agreement

10.2

Engineering Services Agreement with Mesdi Systems Incorporated

Schedule A: Confidentiality and Non-Disclosure Agreement

Schedule B: Statement of Work to OKME

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE MICRO-ENERGY, INC.

Date:	February 7, 2013	By:	/s/ Jeffrey J. Flood
Jeffrey J. Flood
President, Chief Financial Officer, Controller, Secretary and Director

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